                    U.S. Securities and Exchange Commission

                            Washington, D.C.  20549

                                   Form 8-K

                                Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):August 7, 1998 (June 30, 1998)

                  CLARITI TELECOMMUNICATIONS INTERNATIONAL LTD.
                  ---------------------------------------------
                Exact name of Registrant as specified in charter


     Delaware                    33-90344                     23-2498715
     -------------------------------------------------------------------
   (State or other             (Commission                  (IRS Employer
   jurisdiction of             File Number)                 Identification
   incorporation)                                           Number)


     1341 North Delaware Avenue, Philadelphia, Pennsylvania    19125
     ---------------------------------------------------------------
     (Address of principal executive offices)                (Zip Code)


                                215-425-8682
                                ------------
           (Registrant's telephone number, including area code)





















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Item 8.  Change In Fiscal Year

     On June 30, 1998, Clariti Telecommunications International, Ltd. (the "Company") decided to change its fiscal year end from July 31 to June 30. Accordingly, under the new fiscal year calendar, the Company's quarters will each be comprised of three calendar months ending September 30, December 31, and March 31. Formerly, the Company's quarters were comprised of three calendar months ending October 31, January 31, and April 30. Due to the relative proximity of the new fiscal year and quarter ending dates with the old dates, no restatements will be required. The first SEC report affected by this change will be the Form 10-KSB report as of June 30, 1998.














































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                                 Signature
                                 ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 CLARITI TELECOMMUNICATIONS
                                                 INTERNATIONAL, LTD.
                                                 (Registrant)

August 7, 1998

                                                 By: s/James M. Boyd, Jr.
                                                     --------------------
                                                     James M. Boyd, Jr.
                                                     Vice President of Finance
                                                     and Chief Accounting
                                                     Officer